UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2016

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	N/A
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 19, 2016, Seagate Technology plc (the “Company”) issued a press release reporting its financial results for the fiscal first quarter ended September 30, 2016. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 7.01 Regulation FD Disclosure.

The Company also announced that its Board of Directors has approved a quarterly cash dividend of $0.63 per share. The dividend of $0.63 per share was declared by the Board on October 19, 2016 and is payable on January 4, 2017, to shareholders of record at the close of business on December 21, 2016. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Seagate has issued a Supplemental Financial Information document. The Supplemental Financial Information is available on Seagate’s Investors website at www.seagate.com/investors. Seagate management will hold a public webcast today at 6:00 a.m. Pacific Time that can be accessed on its Investors website at www.seagate.com/investors. During today’s webcast, the Company will provide an outlook for its second fiscal quarter of 2017 including key underlying assumptions. A replay will be available beginning today at approximately 9:00 a.m. Pacific Time at www.seagate.com/investors. Investors and others should note that the Company routinely uses the Investors section of its corporate website to announce material information to investors and the marketplace. While not all of the information that the Company posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on www.seagate.com.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated October 19, 2016, of Seagate Technology plc entitled “Seagate Technology Reports Fiscal First Quarter 2017 Financial Results.”

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about the Company’s plans, strategies and prospects, estimates of industry growth and dividend and share repurchase plans for the fiscal quarter ending December 30, 2016 and beyond. These statements identify prospective information and may include words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should” and similar expressions. These forward-looking statements are based on information available to the Company as of the date of this report and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control and may pose a risk to the Company’s operating and financial condition. Such risks and uncertainties include, but are not limited to: items that may be identified during our financial statement closing process that cause adjustments to the estimates included in this report; the uncertainty in global economic conditions; the impact of the variable demand and adverse pricing environment for disk drives, particularly in view of current business and economic conditions; the Company’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements; the Company’s ability to achieve projected cost savings in connection with restructuring plans; possible excess industry supply with respect to particular disk drive products; disruptions to its supply chain or production capabilities; unexpected advances in competing technologies; the development and introduction of products based on new technologies and expansion into new data storage markets; our ability to comply with certain covenants in our credit facilities with respect to financial ratios and financial condition tests; currency fluctuations that may impact the Company’s margins and international sales; cyber-attacks or other data breaches that disrupt its operations or results in the dissemination of proprietary or confidential information; and fluctuations in interest rates. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this press release is contained in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on August 5, 2016, the “Risk Factors” section of which is incorporated into this press release by reference, and other documents filed with or furnished to the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

The inclusion of Seagate’s website address in this press release is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, Seagate’s website and social media channels are not part of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ DAVID H. MORTON, JR.
Name:	David H. Morton, Jr.
Title:	Executive Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: October 19, 2016